SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 26, 2012

FUSHI COPPERWELD, INC.
(Exact name of registrant as specified in charter)

Nevada	001-33669	13-3140715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TYG Center Tower B, Suite 2601 Dongsanhuan Bei Lu, Bing 2 Beijing, PRC 100027	116100
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (011)-86-10-8447-8280

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On December 27, 2012, Fushi Copperweld, Inc., a Nevada corporation (the “Company”), completed its merger (the “Merger”) with Green Dynasty Acquisition, Inc., a Nevada corporation (“Merger Sub”) and a wholly owned subsidiary of Green Dynasty Limited, a Cayman Islands exempted company (“Parent”), pursuant to the terms of the previously announced Agreement and Plan of Merger, dated June 28, 2012 (the “Merger Agreement”), among Green Dynasty Holdings Limited, a Cayman Islands exempted company (“Holdco”), Parent, Merger Sub and the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company with the Company surviving as a wholly-owned subsidiary of Parent. Holdco, Parent and Merger Sub are entities affiliated with Mr. Li Fu (“Mr. Fu”), Chairman and Co-CEO of the Company, and Abax Capital Partners (Hong Kong) Limited (“Abax”).

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 26, 2012, in connection with the completion of the Merger, the Company notified the Nasdaq Stock Market ( “Nasdaq”) of its intent to remove its common stock, par value $0.006 (“Company Common Stock”) from listing on Nasdaq and, at the Company’s request, Nasdaq filed a delisting application on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Company Common Stock. The Company will file with the SEC a notification on Form 15 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Company Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

As of the effective time of the Merger (the “Effective Time”), each outstanding share of the Company Common Stock was converted into the right to receive $9.50 per share in cash, without interest, excluding shares held in the treasury of the Company or owned, directly or indirectly, by Parent, Holdco, Merger Sub, or any wholly-owned subsidiary of the Company immediately prior to the Merger. Shares of the Company Common Stock beneficially owned by Mr. Fu, certain related persons, and certain funds affiliated with Abax (collectively, the “Rollover Stockholders”) were contributed to Parent prior to the Effective Time and cancelled in exchange for ownership interests in Holdco.  In addition, at the Effective Time, each outstanding option to purchase Company Common Stock (each, a “Company Stock Option”) granted under any equity plan of the Company, whether vested or exercisable, that was outstanding at the Effective Time was converted into the right to receive an amount in cash equal to the number of shares of Company Common Stock subject to such Company Stock Option multiplied by the amount by which $9.50 exceeds the exercise price per share of such Company Stock Option. Also at the Effective Time, each outstanding restricted share of Company Common Stock granted under any equity plan of the Company vested in full and was converted into the right to receive $9.50 in cash.

Item 5.01.	Changes in Control of Registrant.

On December 26, 2012, Parent consummated the acquisition of 100% of the outstanding voting securities of the Company through the Merger. The Company is the surviving corporation in the Merger and is a wholly-owned subsidiary of Parent.

The aggregate consideration to be paid in connection with the Merger is approximately $366.2 million. The consideration will be funded through a combination of (i) the contribution of 11,255,456 shares of the Company Common Stock to Parent by the Rollover Stockholders (the equivalent of approximately $106.9 million based upon the per share merger consideration of $9.50), (ii) equity financing from Mr. Fu of $45 million in cash, (iii) equity financing from funds affiliated with Abax of $30 million, (iv) debt financing of approximately $183.1 million pursuant to a facility agreement, dated June 27, 2012, by and between Parent and China Development Bank Corporation Hong Kong Branch and (v) cash from the Company of approximately $1.2 million.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

In accordance with the terms of the Merger Agreement and effective as of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the surviving corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified.  As of the Effective Time, Jack Perkowski, Feng Bai and Jiping Hua are no longer directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the Company’s Articles of Incorporation were amended and restated, effective December 26, 2012. A copy of the Company’s Amended and Restated Articles of Incorporation are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. In connection with the consummation of the Merger, the Company’s Bylaws were amended and restated, effective December 26, 2012. A copy of the Company’s Amended and Restated Bylaws are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

1.	(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 28, 2012, among the Company, Green Dynasty Holdings Limited, Green Dynasty Limited and Green Dynasty Acquisition, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2012).
3.1	Amended and Restated Articles of Incorporation of the Company, adopted December 26, 2012.
3.2	Amended and Restated Bylaws of the Company, adopted December 26, 2012.
99.1	Press release, dated December 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSHI COPPERWELD, INC.

By:	/s/ Joseph J. Longever
Name:	Joseph J. Longever
Title:	Co-Chief Executive Officer

Dated: December 27, 2012

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 28, 2012, among the Company, Green Dynasty Holdings Limited, Green Dynasty Limited and Green Dynasty Acquisition, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2012).
3.1	Amended and Restated Articles of Incorporation of the Company, adopted December 26, 2012.
3.2	Amended and Restated Bylaws of the Company, adopted December 26, 2012.
99.1	Press release, dated December 27, 2012.